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                                                                    Exhibit 23.2
                                                                    ------------

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our reports dated March 8, 2001 included in Interep National Radio Sales, Inc. Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.

/s/ ARTHUR ANDERSEN LLP


New York, New York
July 20, 2001